___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

ALTO GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53592	27-0686507
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

245 Park Avenue Suite 2431 New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 803-8187

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

In its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2011, Alto Group Holdings, Inc. (the “Company”) announced that it had issued an aggregate of 82,111,306 shares of unregistered common stock (the “Conversion Shares”) to certain holders (collectively, the “Holders”) of convertible promissory notes of the Company (collectively, the “Notes”) which were originally issued in connection with a private offering by the Company conducted pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Act”). Each of the Holders has since rescinded their earlier conversion of the Notes and receipt of the Conversion Shares and, therefore, the issuance of the Conversion Shares has been remanded and the Notes remain outstanding and unconverted as of the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alto Group Holdings, Inc.

Date: July 15, 2011	By:	/s/ Mark Klok
Mark Klok Chief Executive Officer